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================================================================================

                                                                    EXHIBIT 25.1



                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)     /_/

                         __________________________

                          BNY MIDWEST TRUST COMPANY
                (formerly known as CTC Illinois Trust Company)
              (Exact name of trustee as specified in its charter)

Illinois                                                     36-3800435
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                            60602
(Address of principal executive offices)                     (Zip code)

                         __________________________

                           ILLINOIS POWER COMPANY
              (Exact name of obligor as specified in its charter)

Illinois                                                     37-0344645
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

500 South 27th Street
Decatur, Illinois                                            62521
(Address of principal executive offices)                     (Zip code)

                         __________________________

                           Senior Debt Securities
                     (Title of the indenture securities)

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1.     GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

       (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                     Name                                  Address
--------------------------------------------------------------------------------

       Office of Banks & Trust Companies of     500 E. Monroe Street
       the State of Illinois                    Springfield, Illinois 62701-1532

       Federal Reserve Bank of Chicago          230 S. LaSalle Street
                                                Chicago, Illinois 60603


       (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.

16.    LIST OF EXHIBITS.

       EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

       1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

       2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

       4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

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       7.     A copy of the latest report of condition of the Trustee
              published pursuant to law or to the requirements of its supervising or examining authority.

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                                 SIGNATURE


       Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 4th day of March, 2002.


                                           BNY Midwest Trust Company

                                           By:   /s/ J. BARTOLINI
                                             -----------------------------------
                                              Name:  J. BARTOLINI
                                              Title: VICE PRESIDENT

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                               OFFICE OF BANKS AND REAL ESTATE
                             BUREAU OF BANKS AND TRUST COMPANIES

                              CONSOLIDATED REPORT OF CONDITION
                                            OF

                                 BNY MIDWEST TRUST COMPANY
                                 209 WEST JACKSON BOULEVARD
                                         SUITE 700
                                  CHICAGO, ILLINOIS 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on December 31, 2001, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.


                              ASSETS                                   THOUSANDS OF DOLLARS
                              ------                                   --------------------
1.   Cash and Due from Depository Institutions......................          11,694

2.   U.S. Treasury Securities.......................................             -0-

3.   Obligations of States and Political Subdivisions...............             -0-

4.   Other Bonds, Notes and Debentures..............................             -0-

5.   Corporate Stock................................................             -0-

6.   Trust Company Premises, Furniture, Fixtures and
     Other Assets Representing Trust Company Premises...............             363

7.   Leases and Lease Financing Receivables.........................             -0-

8.   Accounts Receivable............................................           4,004

9.   Other Assets...................................................

     (Itemize amounts greater than 15% of Line 9)

           Intangible Asset - Goodwill....................... 86,813

                                                                              86,882

10.  TOTAL ASSETS...................................................         102,943



                                                                    Page 1 of 3
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                               OFFICE OF BANKS AND REAL ESTATE
                             BUREAU OF BANKS AND TRUST COMPANIES

                              CONSOLIDATED REPORT OF CONDITION
                                            OF

                                 BNY MIDWEST TRUST COMPANY
                                 209 WEST JACKSON BOULEVARD
                                         SUITE 700
                                  CHICAGO, ILLINOIS 60606



                              LIABILITIES                              THOUSANDS OF DOLLARS
                              -----------                              --------------------
11.  Accounts Payable...............................................             -0-

12.  Taxes Payable..................................................             -0-

13.  Other Liabilities for Borrowed Money...........................          25,425

14.  Other Liabilities..............................................

     (Itemize amounts greater than 15% of Line 14)

           Reserve for Taxes.................................. 3,128
           Taxes due to Parent Company........................ 1,923
           Accrued Expenses................................... 1,058

                                                                               6,156

15.  TOTAL LIABILITIES                                                        31,581

                               EQUITY CAPITAL
                               --------------

16.  Preferred Stock................................................             -0-

17.  Common Stock...................................................           2,000

18.  Surplus........................................................          62,130

19.  Reserve for Operating Expenses.................................             -0-

20.  Retained Earnings (Loss).......................................           7,232

21.  TOTAL EQUITY CAPITAL...........................................          71,362

22.  TOTAL LIABILITIES AND EQUITY CAPITAL...........................         102,943





                                                                    Page 2 of 3
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I, Robert L. DePaola, Vice President
-------------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.


                             Robert L. DePaola
           ----------------------------------------------------
             (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 13th day of February, 2002.
                                                   ---------------

My Commission expires May 15, 2003.
                      -------------

                                         Joseph A. Giacobino, Notary Public
                                         -------------------

(Notary Seal)


Person to whom Supervisory Staff should direct questions concerning this report.


      Christine Anderson                        (212) 503-4204
-------------------------------        ----------------------------------
            Name                          Telephone Number (Extension)




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